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                                                                  Exhibit 10.15

                     MANAGEMENT STOCK SUBSCRIPTION AGREEMENT

     This Management Stock Subscription Agreement, dated as of _________ ___, 2004 between Dresser-Rand Group Inc., a Delaware corporation, and the Employee whose name appears on the signature page hereof (the "Employee"), is being entered into pursuant to the Dresser-Rand Group Inc. Stock Incentive Plan (the "Plan"). Capitalized terms used herein without definition have the meaning given in the Plan.

     The Company and the Employee hereby agree as follows:

     Section 1. Purchase and Sale of Common Stock; Closing

          (a) Purchase and Sale. Subject to all of the terms of this Agreement, at the closing of the purchase and sale of the Shares (the "Closing"), the Employee shall purchase, and the Company shall sell, the aggregate number of shares of Common Stock set forth on the signature page hereof (the "Shares"), at a purchase price of $4.33 per Share.

          (b) Time and Place. The Company shall determine the time and place of the Closing.

          (c) Delivery by the Employee. At the Closing, the Employee shall deliver to the Company the aggregate purchase price for the Shares and an executed counterpart (or other written agreement) by which the Employee will agree to be bound by the Stockholder Agreement.

          (d) Delivery by the Company. At the Closing, the Company shall register the Shares in the Employee's name. The Company will not deliver share certificates to the Employee; instead, if the Company issues the Shares in certificated form, certificates relating to the Shares shall be held by the Secretary of the Company or his designee on behalf of the Employee until the time of any initial public offering of the Common Stock by the Company.

     Section 2. Employee's Representations and Warranties

          (a) Access to Information, Etc. The Employee represents, warrants and covenants as follows:

               (i) the Employee has carefully reviewed the Offering Memorandum, dated as of November 19, 2004, each of its exhibits, appendices and other attachments, each document incorporated by reference into the Offering Memorandum, and the other materials
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          furnished to the Employee in connection with the offer and sale of the
          Shares pursuant to this Agreement;

               (ii) the Employee has had an adequate opportunity to consider whether or not to purchase any of the shares of Common Stock offered to the Employee, and to discuss such purchase with the Employee's legal, tax and financial advisors;

               (iii) the Employee understands the terms and conditions that apply to the Shares, including any terms that apply to the Shares as a result of the Employee agreeing to be bound by the Stockholder Agreement, and the risks associated with an investment in the Shares;

               (iv) the Employee has a good understanding of the English language;

               (v) the Employee is, and will be at the Closing, an officer or employee of the Company or one of its Subsidiaries; and

               (vi) the Employee is, and will be at the Closing, a resident of the jurisdiction indicated as his or her address set forth on the signature page of this Agreement.

          (b) Ability to Bear Risk. The Employee represents and warrants as follows:

               (i) the Employee understands the transfer restrictions and other provisions that apply to the Shares by virtue of the Employee becoming bound by the Stockholder Agreement;

               (ii) the financial situation of the Employee is such that he or she can afford to bear the economic risk of holding the Shares for an indefinite period; and

               (iii) the Employee can afford to suffer the complete loss of his or her investment in the Shares.

          (c) Voluntary Purchase. The Employee represents and warrants that the Employee is purchasing the Shares voluntarily.

          (d) Not Right to Awards. The Employee acknowledges and agrees that the sale of the Shares is entirely voluntary on the part of the Company and its Subsidiaries, is being made on an exceptional basis and is not


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     intended to be renewed or repeated, and should not be construed as creating any obligation on the part of the Company or any of its Subsidiaries to offer any shares of stock in the future.

          (e) Investment Intention. The Employee represents and warrants that the Employee is acquiring the Shares solely for his or her own account for investment and not on behalf of any other person or with a view to, or for sale in connection with, any distribution of the Shares.

          (f) Securities Law Matters. The Employee acknowledges and represents and warrants that the Employee understands that:

               (i) the Shares have not been registered under the United States Securities Act of 1933, as amended, or any state or non-United States securities or "blue sky" laws;

               (ii) it is not anticipated that there will be any public market for the Shares;

               (iii) the Company is under no obligation to register the Shares or to make an exemption from registration available; and

               (iv) any Shares issued in certificated form shall bear the restrictive legend contained in Section 6 of the Stockholder Agreement.

     Section 3. Miscellaneous.

          (a) Authorization to Share Personal Data. The Employee authorizes any Subsidiary of the Company that employs the Employee or that otherwise has or lawfully obtains personal data relating to the Employee to divulge such personal data to the Company if and to the extent appropriate in connection with this Agreement or the administration of the Stock Purchase Plan.

          (b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.


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          (c) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Employee and the Company.

          (d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other parties.

          (e) Waiver of Jury Trial. EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (f) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the Company and the Employee have executed this
Agreement as of the date first above written.

                                        DRESSER-RAND GROUP INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE EMPLOYEE


                                        ----------------------------------------
                                        ((Name))

                                        Address of the Employee:

                                        ((Address))

Total Number of Shares of Common
Stock to be Purchased:
                       --------------

Total Purchase Price:
                      ---------------


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